united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 06/30/15

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio

A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2015

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid-Year 2015 Market Commentary

“Diversification Is Adding Value in 2015”

The TOPS® Managed Risk Flex ETF Portfolio recorded modest positive returns for the first half of 2015, despite global market headwinds in the second quarter. Markets throughout the first half of the year seemed “directionless”, exhibiting frequent changes in direction, while not necessarily registering high levels of overall volatility. Equities performed much better than bonds overall, but the dispersion of returns within the asset classes was broad.

In this Commentary, we will discuss some important factors behind market returns as well as several topics that may impact future TOPS® strategies, including the following:

1)	Equity diversification away from the Standard & Poor’s (“S&P”) 500 added value in the first half

2)	Shorter maturities were a plus, but international diversification was a negative for bond portfolios

3)	Economic and geopolitical headlines made investors nervous as first quarter 2015 US GDP was negative; the Federal Reserve neared a policy change; Chinese stocks rocketed higher and plunged lower; and Greece approaches an important crossroads

First Half Market Returns and Economic Review

Diversification played a positive role in TOPS® year-to-date (YTD) returns as US mid-cap, US small-cap, international developed, emerging markets, and timber all outperformed the S&P 500 by significant margins. A pullback in commodity prices and a rise in interest rates led to negative quarterly results for the diversifiers of natural resources and US real estate investment trusts; however, current TOPS® target allocations to those asset classes are relatively small.

Specifically, for domestic equities, the S&P 500 total return was +1.23%, S&P MidCap 400 +4.20%, and the S&P SmallCap 600 +4.16% in the first half of the year. For International equities, the Morgan Stanley Capital International (“MSCI”) EAFE Index was +5.52 and MSCI Emerging Markets Index was +2.95.

The 10 year US Treasury (10UST) bond yield rose from 2.17% at the end of 2014 to 2.36% as of June 30, so the math of “rising yields equals falling prices” meant 10UST total returns were depressed. The longer the maturity, the greater the increase in yields during the quarter, so the TOPS® strategy of slightly shortened maturities in the rising interest rate environment added value. The return on the benchmark Barclays Aggregate Bond Index was -0.10%. Exposure to International Developed and Emerging Market fixed income negatively impacted performance.

Throughout the first 6 months, the S&P 500 traded within a plus-or-minus 3.5% band from where it ended in 2014. The two first half “corrections” (i.e., declines following an upswing) were only -5.4% and -3.6% from the new highs reached in 2015. This indicates that stocks reacted calmly to external stimulants. Of note, the bond market was relatively more volatile than stocks, as the 10UST rallied sharply in January (the yield fell to 1.68%)

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in response to weak economic data and geopolitical concerns. Yields quickly jumped higher as the USD rallied and speculation about Fed rate hikes took the 10UST above 2% only to subsequently sit in a 2.2% to 2.4% range for most of May and June.

There has definitely been no shortage of interesting economic and market mental exercises in 2015. While “directionless”, we would argue that the markets globally have been complicated and continue to be so. Despite solid footing, it could be argued that US equities faced an uphill battle coming into the year given heightened valuations.

As 2015 began, continued pressure mounted from reductions in US (and global) GDP forecasts, USD strength and expectation of the first Fed Funds’ interest rate increase in nine years. These factors combined to force many analysts to reduce their expectations for earnings (EPS) growth. Currently, valuations are at or above historic norms in the US and further gains from stocks would require continued growth in EPS. A key factor in EPS growth returning is for economic growth to reaccelerate, which is a strong possibility.

The international landscape is a bit more complex. Largely, international markets have an underlying tide that is flowing in the right direction. However, several headwinds have emerged including weakness in Greece and China.

Chinese stocks have been on a rollercoaster ride, to say the least. The Shanghai Stock Exchange Composite Index, an index of all stocks traded on the Shanghai Stock Exchange wherein investors primarily are Chinese patriots purchasing what are called A-shares, started to ascend in May of 2014 at a value of just above 2000, after trading in a relatively flat trading pattern since the end of 2011. On June 12, 2015, the index stood just below 5170, growing by over 2.5 times in just over 1 year. To start July, the index dipped below 3700, a drop of nearly 30% in just over 2 weeks.

Significant volatility in Chinese A-shares comes amidst a landmark positive development released in May. With the increased availability of Chinese A-shares to certain outside investors, through government-issued quotas, Chinese A-shares have recently been considered by several different major index providers for inclusion. Most recently, the Financial Times Stock Exchange (“FTSE”) announced they will be adding some exposure to Chinese A-shares over the next year, while MSCI announced they expect to add A-shares in the foreseeable future.

Recent Chinese government actions suggest the government is very concerned about the reversal of the China bull market. China GDP growth reports may or may not be accurate, but clearly the rate of growth is slowing. The Chinese banks may or may not be overleveraged, but loan growth has clearly been exponential. China has directly intervened by pumping funds into specific stocks, cutting interest rates and cutting reserve requirements at the banks. If China fails to stabilize the A-share markets and economic growth, the impact on the global economy may be enough to impact US GDP and markets.

Greece has been dominating the financial headlines due to serious economic issues that started to spiral in mid-June. While the recent debt issues of Greece have been front of mind since 2010, it has become clear that an important crossroads has been reached. Greece has defaulted on a payment to the International Monetary Fund, making it the first developed nation to have done so since the founding of the international lender in 1944 (according to Yardeni Research). The bottom line is that we believe there likely is no conceivable

06/30/2015

scenario in which Greece can actually pay the debts it has accumulated and, for our purposes, there is no reason to try to establish who is at fault. The question is whether the resolution of this issue, whether by default or kicking the can down the road, impacts TOPS® portfolio strategies.

While we are concerned for the Greek people, the global impact is not significant from a numbers perspective. The economy of Greece is roughly half the size of Massachusetts. The biggest concern for global markets is contagion to other weaker economies, but contagion typically comes from surprises and confusion. Since the Greek debt situation has been studied for years, it should not be a surprise, and the confusion should only have short term impacts, so we do not expect to make portfolio changes based on Greece.

Our expectation is that day-to-day headline-related volatility is likely to continue in coming months. Nobody knows which of the above-mentioned factors will trend through the remainder of 2015, but the TOPS® portfolio management team is considering the potential impact of each as we evaluate potential portfolio strategies. As always, the TOPS® strategy for managing globally diversified ETF portfolios is focused on optimizing risk-adjusted returns and is, in our opinion, well suited for uncertain times. As such, we believe the portfolios are appropriately structured for the current situation.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

The market took only 5 days into 2015 to generate enough volatility to trigger an increase in the hedge position, a decrease in equity exposure, for TOPS Managed Risk Growth. While the hedge position moved up and down with volatility throughout the month, levels finished at a peak of 30%. The TOPS Managed Risk Flex ETF Portfolio benefitted from diversification through fixed income, reducing the need for hedges to be significantly active. Oil price volatility and disappointing economic numbers were the primary drivers of volatility over the month. Intraday volatility was particularly high throughout the month.

February started out fairly volatile but then quieted throughout as concerns over Greece dissipated and oil prices stabilized. Realized volatility was very compressed by the end of the month. The hedge positions for TOPS® Managed Risk Growth started the month out at moderate levels after a volatile January, with a maximum hedge position of 35%, which subsequently reduced to minimum settings by mid-month.

March was a whipsaw month, where equity markets quickly moved upwards and downwards successively and couldn’t find their direction, and volatility was higher than in previous months. Economic indicators have been mixed, which has contributed to a more uncertain outlook with the overhand of European QE. The hedge position for the TOPS® Managed Risk Growth Fund experienced some gyration throughout the month, whereas fixed income mitigated volatility where allocations were higher, which is why the hedge positions in the TOPS® Managed Risk Flex ETF Portfolio were not as active.

April and May, in contrast, were quiet months on the volatility front, with April marking the lowest month for realized volatility year-to-date. Investors continued to grapple with disparate economic data and its implications for a Fed rate hike.

Realized volatility was likewise quite during the first half of June, only to rise sharply during the last week of the month. Implied volatility also spiked to levels not seen since early February. As a result, the hedge position

06/30/2015

on the Growth model quickly reverted during this period to finish the month over 10% higher than where is started.

In summary, after fluctuating significantly in the first quarter, realized volatility on the S&P 500 spent much of the second quarter trending downward. The first quarter volatility forced fairly substantial changes to the hedge positions for the Growth model, but the subsequent downward trend allowed hedge positions to revert to minimum positions for much of the second quarter. Hedge positions in the TOPS® Managed Risk Flex ETF Portfolio remained largely unchanged during the first half of the year, mainly due to the stability produced by higher fixed income allocations relative to the TOPS® Managed Risk Growth model. Given the spike in volatility the last week of June combined with upcoming corporate earnings, a Federal Reserve meeting and several economic data releases in July, the MMRS strategy stands ready to adjust as volatility changes with news.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float -adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non -investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

06/30/2015

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

6307-NLD-7/30/2015

06/30/2015

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2015

The Portfolio’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

			Performance Since
	Six	One	Inception (8/27/13)
	Months	Year	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	1.01%	(0.36)%	5.31%
S&P 500 Total Return Index**	1.23%	7.42%	16.00%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2015 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.08%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2015	% of Net Assets
Equity Funds	49.1%
Debt Funds	38.6%
Other/Cash & Cash Equivalents	12.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2015 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 87.7%
	DEBT FUNDS - 38.6%
155,639	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund			$3,822,494
18,151	iShares 3-7 Year Treasury Bond ETF			2,231,847
12,597	iShares Floating Rate Bond ETF			637,912
26,976	iShares iBoxx $ High Yield Corporate Bond ETF			2,395,469
28,906	iShares iBoxx $ Investment Grade Corporate Bond ETF			3,345,002
64,116	PIMCO 1-5 Year U.S. TIPS Index ETF			3,348,137
40,210	PowerShares Senior Loan Portfolio			956,596
67,791	SPDR Barclays Short Term Corporate Bond ETF			2,074,404
15,237	Vanguard Total International Bond ETF			797,962
24,603	WisdomTree Emerging Markets Local Debt Fund			956,319
				20,566,142
	EQUITY FUNDS - 49.1%
26,751	FlexShares Global Upstream Natural Resources Index Fund			796,110
18,701	Guggenheim Timber ETF			478,372
17,015	iShares Core S&P Mid-Cap ETF			2,551,910
21,614	iShares Core S&P Small-Cap ETF			2,547,858
33,589	iShares S&P 500 Growth ETF			3,824,444
55,267	iShares S&P 500 Value ETF			5,096,170
34,285	SPDR Dow Jones International Real Estate ETF			1,435,170
14,125	SPDR Dow Jones REIT ETF			1,191,867
4,483	Vanguard Energy ETF			479,457
91,706	Vanguard FTSE All-World ex-US ETF			4,452,326
9,378	Vanguard FTSE All-World ex-US Small-Cap ETF			955,806
38,925	Vanguard FTSE Emerging Markets ETF			1,591,254
4,442	Vanguard Materials ETF			477,337
7,333	WisdomTree Emerging Markets SmallCap Dividend Fund			318,179
				26,196,260
	TOTAL EXCHANGE TRADED FUNDS (Cost - $46,997,878)			46,762,402

	SHORT-TERM INVESTMENTS - 11.3%
	MONEY MARKET FUND - 11.1%
5,937,913	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.10% (a)
				5,937,913

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILL - 0.2%
$93,000	United States Treasury Bill (c)	0.00%	9/17/2015	93,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,030,913)			6,030,913

	TOTAL INVESTMENTS - 99.0% (Cost - $53,028,791) (d)			$52,793,315
	OTHER ASSETS AND LIABILITIES - NET - 1.0%			523,735
	TOTAL NET ASSETS - 100.0%			$53,317,050

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at June 30, 2015.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $53,033,375 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$533,242
Unrealized depreciation:	(773,302)
Net unrealized depreciation:	$(240,060)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015 (Unaudited)

		Unrealized
Contracts		Depreciation
	LONG FUTURES CONTRACTS
5	MSCI EAFE Index Mini September 2015
	(Underlying Face Amount at Value $458,500)	$(9,125)
7	MSCI Emerging Market Index Mini September 2015
	(Underlying Face Amount at Value $335,790)	(3,010)
4	Russell 2000 Index Mini September 2015
	(Underlying Face Amount at Value $500,160)	(1,860)
6	S&P 500 Index E-Mini September 2015
	(Underlying Face Amount at Value $616,350)	(7,500)
2	S&P Midcap 400 Index E-Mini September 2015
	(Underlying Face Amount at Value $299,620)	(6,370)

	NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS	$(27,865)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Total Investments in securities, at cost	$53,028,791
Total Investments in securities, at value	$52,793,315
Deposits with broker	35,010
Receivable for portfolio shares sold	317,333
Receivable for securities sold	373,669
Dividends receivable	87,750
Total Assets	53,607,077
Liabilities:
Unrealized depreciation on futures contracts	27,865
Payable for securities purchased	219,737
Accrued distribution (12b-1) fees	20,923
Accrued investment advisory fees	13,949
Payable for Portfolio shares redeemed	2,903
Administrative services fee payable	4,650
Total Liabilities	290,027
Net Assets	$53,317,050

Net Assets Consist Of:
Paid in capital	$52,760,128
Undistributed net investment income	447,015
Accumulated net realized gain on investments and futures contracts	373,248
Net unrealized depreciation on investments and futures contracts	(263,341)
Net Assets	$53,317,050
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,852,639

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.99

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income	$375,540
Interest income	287
Total Investment Income	375,827

Expenses:
Distribution fees (12b-1)	101,173
Investment advisory fees	67,448
Administrative services fees	22,483
Total Expenses	191,104
Net Investment Income	184,723

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on:
Investments	102,194
Futures contracts	112,176
Total net realized gain	214,370
Net change in unrealized depreciation on:
Investments	(144,824)
Futures contracts	(76,310)
Total unrealized depreciation	(221,134)
Net Realized and Unrealized Loss on Investments	(6,764)

Net Increase in Net Assets Resulting from Operations	$177,959

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Increase in Net Assets:
From Operations:
Net investment income	$184,723	$262,460
Net realized gain on investments and futures contracts	214,370	162,098
Distributions of realized gains by underlying investment companies	—	329
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(221,134)	(122,372)
Net increase in net assets resulting from operations	177,959	302,515

From Distributions to Shareholders:
Net Investment Income:	—	(16,108)
Net Realized Gains:	—	(6,178)

Total distributions to shareholders	—	(22,286)

From Shares of Beneficial Interest:
Proceeds from shares sold	18,186,714	34,938,347
Reinvestment of distributions	—	22,286
Cost of shares redeemed	(1,462,618)	(2,408,500)
Net increase in net assets from share transactions of beneficial interest	16,724,096	32,552,133

Total Increase In Net Assets	16,902,055	32,832,362

Net Assets:
Beginning of period	36,414,995	3,582,633
End of period *	$53,317,050	$36,414,995
* Includes undistributed net investment income of:	$447,015	$262,292

SHARE ACTIVITY
Shares Sold	1,638,074	3,227,915
Shares Reinvested	—	2,064
Shares Redeemed	(132,423)	(220,381)
Net increase in shares of beneficial interest outstanding	1,505,651	3,009,598

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	Six Months Ended		For the		For the
	June 30, 2015		Year Ended		Period Ended
	(Unaudited)		December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.88		$10.62		$10.00

Income from investment operations:
Net investment income (b) (c)	0.05		0.17		0.11
Net realized and unrealized gain on investments and futures contracts	0.06		0.10		0.51
Total from investment operations	0.11		0.27		0.62

Less distributions from:
Net investment income	—		(0.01)		—
Net realized gain	—		(0.00	) (d)	—
Total distributions	—		(0.01)		—

Net asset value, end of period	$10.99		$10.88		$10.62

Total return (e)	1.01%		2.54%		6.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$53,317		$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85	% (g)	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	0.82	% (g)	1.54%		3.09	% (g)
Portfolio turnover rate	5	% (h)	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on November 2, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$46,762,402	$—	$—	$46,762,402
Short-Term Investments	5,937,913	93,000	—	6,030,913
Total	$52,700,315	$93,000	$—	$52,793,315

Liabilities*
Long Futures Contracts **	27,865	—	—	27,865

The Portfolio did not hold any Level 3 securities during the six months ended June 30, 2015.

There were no transfers into or out of any level during the six months ended June 30, 2015.

It is the Portfolio’s policy to record transfers between levels at the end of the period.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions in the open tax year 2013 or expected to be taken in the Portfolio’s 2014 tax returns. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2015, the Portfolio had a net realized gain from futures contracts subject to equity price risk of $112,179 reported in the Statement of Operations. For the six months ended June 30, 2015, the Portfolio had a net change in unrealized depreciation of $76,310 from futures contracts subject to equity price risk.

The notional value of the derivative instruments outstanding as of June 30, 2015 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $16,642,824 and $1,967,632, respectively.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2015, the Advisor earned $67,448 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2015, the Portfolio paid $101,173 in distribution fees.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Portfolios. Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the six months ended June 30, 2015, the Trustees received fees in the amount of $4,900 on behalf of each Portfolio.

The approved entities may be affiliates of GFS and the Distributor. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolios.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2015, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fiscal Year Ended
December 31, 2014
Ordinary Income	$19,858
Long-Term Capital Gain	2,428
$22,286

There were no distributions paid during the period ended December 31, 2013.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	October	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Loss	(Depreciation)	Earnings/(Deficits)
$460,454	$13,745	$—	$—	$—	$(95,236)	$378,963

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open Section 1256 contracts.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-15	6-30-15	Period *	6-30-15	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$1,010.10	$4.24	$1,020.58	$4.26

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 08/21/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 08/21/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 08/21/15